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               ITEM 7 99(a). PRO FORMA FINANCIAL INFORMATION

                  UNAUDITED PRO FORMA COMBINING CONDENSED

                     STATEMENT OF FINANCIAL CONDITION

                              (In Thousands)

                                           At December 31, 1995
                        United     Brent                  Pro Forma
                      Security   Banking                 Adjustments  Pro Forma
                    Corporation       Co.    Combined   Debit   Credit  Combined

ASSETS:

Cash & due from banks  $ 5,750    $1,195      $6,945                     $6,945
Securities             129,003    15,794     144,797             120(b) 137,627
                                                               7,050(a)
Federal funds sold         600     2,400       3,000                      3,000
Loans and discounts,net 54,981    16,047      71,028                     71,028
Less allowance for
  possible loan loss      (778)     (318)     (1,096)                    (1,096)
     Net loans          54,203    15,729      69,932                     69,932

Premises and equipment   3,616       395       4,011     243(b)           4,254
Goodwill                     0         0           0   2,283(c)           2,283
Interest receivable      1,594         0       1,594                      1,594
Other assets             2,702       527       3,229      15(b)           3,244
     Total assets     $197,468   $36,040    $233,508                   $228,879


LIABILITIES & SHAREHOLDERS' EQUITY:

Liabilities:
  Deposits:
   Noninterest bearing  47,491   $11,350     $58,841                    $58,841
   Interest bearing     99,024    19,843     118,867                    118,867
     Total deposits    146,515    31,193     177,708                    177,708

  Borrowed funds        22,369         0      22,369                     22,369
  Other liabilities      3,354       169       3,523            122(d)    3,645
     Total liabilities 172,238    31,362     203,600                    203,722

SHAREHOLDERS' EQUITY:

  Common stock outstanding  22       400         422     400(e)              22
  Surplus                5,762       550       6,312     550(e)           5,762
  Net unrealized gain
    (loss)on available for
    sale securities        616       (73)        543                        543
  Treasury stock at cost  (254)        0        (254)                      (254)
  Undivided profits     19,084     3,801      22,885   3,801(e)          19,084

     Total shareholders'
       equity           25,230     4,678      29,908                     25,157

     Total liabilities
       and equity     $197,468   $36,040    $233,508                   $228,879



Notes:
     a.   Consideration paid to the seller
     b.   Fair value adjustments
     c.   Goodwill
     d. Net deferred tax liability on fair value adjustments plus accrued professional fees
     e.   Elimination of acquired entity


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                   ITEM 7 99(a). PRO FORMA FINANCIAL INFORMATION

                      UNAUDITED PRO FORMA CONDENSED COMBINING

                              STATEMENT OF OPERATIONS

                       (In thousands except per share data)

The following unaudited proforma condensed combined statement of operations of United Security and Brent has been prepared upon the historical results of operations of United Security and Brent for the year ended December 31, 1995. This unaudited pro forma presents the combined revenue and expenses of United Security and Brent as if Brent had been acquired at the beginning of the period indicated. The unaudited pro forma condensed combined statement of operations and earnings per share presented below do not include any estimated cost savings of the benefits of related synergies as a result of the merger.



                                                    At December 31, 1995
                                United
                              Security     Brent        Pro Forma         Pro
                           Bancshares,   Banking      Adjustments         Forma
                                  Inc.       Co.     Debit   Credit     Combined

INTEREST INCOME:
   Interest and fees on loans $  5,528   $ 1,544                        $7,072
   Investment interest          10,639     1,215    $462(a)             11,392
     Total interest income      16,167     2,759                        18,464

INTEREST EXPENSE ON DEPOSITS     7,002     1,306                         8,308
     Net interest income         9,165     1,453                        10,156

PROVISION FOR LOAN LOSSES            0         0                             0
     Net interest income after
       loan loss provision       9,165     1,453                        10,156
OTHER INCOME:
   Service charges and fees        816       138                           954
   Other (including net security
     gains(losses))                295        29                           324
                                 1,111       167                         1,278

OTHER EXPENSES:
   Salaries & employee benefits  2,743       473                         3,216
   Occupancy & equipment expense   963       199      29(b)              1,191
   Other operating expenses      1,523       289     152(c)              1,964
                                 5,229       961                         6,371

     Income before income tax    5,047       659                         5,063

APPLICABLE INCOME TAXES          1,432       172               187(d)    1,417

     Net Income                 $3,615      $487                        $3,646


AVERAGE SHARES OUTSTANDING    2,137,960                              2,137,960

EARNINGS PER SHARE               1.69                                   1.71



Notes:
     a.  Reduction of interest income on the $7,050 paid to the seller
     b.  Amortization of the fixed asset fair value adjustment
     c.  Amortization of the goodwill over 15 years
     d. Tax effect of the reduction in interest income and increased depreciation noted in a. and b. above

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
                   ITEM 7 99(a). PRO FORMA FINANCIAL INFORMATION

                      UNAUDITED PRO FORMA COMBINING CONDENSED

                         STATEMENT OF FINANCIAL CONDITION

                                  (In Thousands)

                                           At March 31, 1996
                           United    Brent                 Pro Forma      Pro
                         Security  Banking                Adjustments    Forma
                      Corporation      Co.   Combined   Debit  Credit   Combined

ASSETS:

Cash & due from banks     $6,626    $1,452     $8,078                    $8,078
Securities               140,023     9,354    149,377           120(b)  142,207
                                                              7,050(a)
Federal funds sold             0     9,700      9,700                     9,700
Loans and discounts,net   53,596    15,945     69,541                    69,541
Less allowance for
  possible loan loss        (778)     (292)    (1,070)                   (1,070)
     Net loans            52,818    15,653     68,471                    68,471

Premises and equipment     3,514       365      3,879    243(b)           4,122
Goodwill                       0         0          0  2,345(c)           2,345
Interest receivable        1,379         0      1,379                     1,379
Other assets               2,737       465      3,202     15(b)           3,217
     Total assets       $207,097   $36,989   $244,086                  $239,519



LIABILITIES & SHAREHOLDERS' EQUITY:

Liabilities:
  Deposits:
    Noninterest bearing  $49,115    $4,001    $53,116                   $53,116
    Interest bearing     100,913    28,204    129,117                   129,117
     Total deposits      150,028    32,205    182,233                   182,233

  Borrowed funds          22,593         0     22,593                    22,593
  Other liabilities        8,411       178      8,589           122(d)    8,711
     Total liabilities   181,032    32,383    213,415                   213,537

SHAREHOLDERS' EQUITY:

  Common stock outstanding    22       400        422     400(e)             22
  Surplus                  5,762       550      6,312     550(e)          5,762
  Net unrealized gain(loss)
    on available for sale
    securities               659       (83)       576                       576
  Treasury stock @ cost     (254)        0       (254)                     (254)
  Undivided profits       19,876     3,739     23,615   3,739(e)         19,876

     Total shareholders
       equity             26,065     4,606     30,671                    25,982

     Total liabilities
       and equity       $207,097   $36,989   $244,086                  $239,519



Notes:
     a.   Consideration paid to the seller
     b.   Fair value adjustments
     c.   Goodwill
     d. Net deferred tax liability on fair value adjustments plus accrued professional fees
     e.   Elimination of acquired entity


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                   ITEM 7 99(a). PRO FORMA FINANCIAL INFORMATION

                      UNAUDITED PRO FORMA CONDENSED COMBINING

                              STATEMENT OF OPERATIONS

                       (In thousands except per share data)

The following unaudited proforma condensed combined statement of operations of United Security and Brent has been prepared upon the historical results of operations of United Security and Brent for the three months ended March 31, 1996. This unaudited pro forma presents the combined revenue and expenses of United Security and Brent as if Brent had been acquired at the beginning of the period indicated. The unaudited pro forma condensed combined statement of operations and earnings per share presented below do not include any estimated cost savings of the benefits of related synergies as a result of the merger.



                                                At March 31, 1996
                              United
                            Security    Brent         Pro Forma
                         Bancshares,    Banking      Adjustments     Pro Forma
                                Inc.      Co.      Debit     Credit   Combined

INTEREST INCOME:
   Interest & fees on loans  $ 1,283     $ 398                        $1,681
   Investment interest         2,960       275     115(a)              3,120
     Total interest income     4,243       673                         4,801

INTEREST EXPENSE ON DEPOSITS   1,792       335                         2,127
     Net interest income       2,451       338                         2,674

PROVISION FOR LOAN LOSSES          9         0                             9
     Net interest income after
       loan loss provision     2,442       338                         2,665
OTHER INCOME:
   Service charges and fees      193        40                           233
   Other (including net security
     gains(losses))              175     (132)                            43
                                 368      (92)                           276

OTHER EXPENSES:
   Salaries & employee benefits  722       118                           840
   Occupancy & equipment expense 237        62      7(b)                 306
   Other operating expenses      325        93     38(c)                 456
                               1,284       273                         1,602

     Income before income tax  1,526       (27)                        1,339

APPLICABLE INCOME TAXES          456        34             44(d)         446

     Net Income               $1,070      $(61)                         $893


AVERAGE SHARES OUTSTANDING 2,137,960                               2,137,960

EARNINGS PER SHARE               0.50                                   0.42



Notes:
     a.  Reduction of interest income on the $7,050 paid to the seller
     b.  Amortization of the fixed asset fair value adjustment
     c.  Amortization of the goodwill over 15 years
     d. Tax effect of the reduction in interest income and increased depreciation noted in a. and b. above

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